EXHIBIT  99.6
                                                                   -------------

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Jerry Collazo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Worldwide Wireless Networks, Inc. on Form 10-KSB for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Worldwide Wireless Networks, Inc.



By:           /S/
        -----------------
Name:   Jerry  Collazo
        --------------
Title:  Acting  Chief  Executive  Officer  and  Chief  Financial  Officer
        -----------------------------------------------------------------